UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2010

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2010

Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.
(SBI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Intermediate Muni Fund Inc.

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

* Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	11

Statements of operations	12

Statements of changes in net assets	13

Financial highlights	14

Notes to financial statements	15

Additional shareholder information	19

Dividend reinvestment plan	20

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Western Asset Intermediate Muni Fund Inc.	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month — 411,000 — were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

Over the course of the six-month reporting period ended May 31, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, outperformed U.S. Treasuries during the reporting period as a whole. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also

IV	Western Asset Intermediate Muni Fund Inc.

Investment commentary (cont’d)

concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended May 31, 2010. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Despite the debt crisis in Greece and other headwinds late in the period, the spread sectors generated solid results over the period.

Both short- and long-term Treasury yields fluctuated during the period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.67% and 3.21%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.72% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Over the six-month reporting period, Treasury yields increased across the yield curvevii, largely the result of improving economic data and, in the case of longer-term Treasuries, due to fears of future inflation given the government’s massive stimulus program.

The municipal bond market outperformed its taxable bond counterpart over the six months ended May 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexviii and the Barclays Capital U.S. Aggregate Indexix returned 3.60% and 2.08%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended May 31, 2010, Western Asset Intermediate Muni Fund Inc. returned 4.53% based on its net asset value (“NAV”)x and 11.65% based on its New York Stock Exchange Amex (“NYSE Amex”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital 1-15 Year Municipal Bond Indexxi, returned 2.60% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averagexii returned 5.54% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.23 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$9.76 (NAV)	4.53%
$9.88 (Market Price)	11.65%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE Amex listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Western Asset Intermediate Muni Fund Inc.	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv                The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v                   The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi                Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii             The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii          The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

ix                 The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

x                    Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi                 The Barclays Capital 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

xii              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

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Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and November 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2010

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.2%
Alabama — 0.6%
Saraland, AL, GO, NATL	5.250%	1/1/15	$1,000,000	$1,024,110	(a)
Alaska — 1.6%
Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC	8.000%	5/1/23	1,000,000	931,600	(b)
Anchorage, AK, GO, Refunding, FGIC	6.000%	10/1/14	500,000	590,245
North Slope Boro, AK, Refunding, NATL	5.000%	6/30/15	1,250,000	1,415,250
Total Alaska				2,937,095
Arkansas — 0.6%
Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project	7.000%	4/1/12	1,000,000	1,014,710	(b)
California — 5.2%
California Statewide CDA Revenue:
Lodi Memorial Hospital	5.000%	12/1/22	2,000,000	2,014,900
Proposition 1A Receivables Program	5.000%	6/15/13	3,000,000	3,254,340
Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC	9.625%	7/1/13	655,000	722,203	(c)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	3,000,000	3,214,350
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	210,000	233,195	(c)
San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital	11.500%	5/1/11	25,000	27,477	(c)
Total California				9,466,465
Colorado — 6.3%
Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC	5.500%	12/1/20	1,860,000	1,893,815
Colorado Educational & Cultural Facilities Authority Revenue Charter School:
Refunding & Improvement, University Lab School, XLCA	5.250%	6/1/24	1,350,000	1,369,885
Bromley East Project	7.000%	9/15/20	1,000,000	1,083,170	(a)
Bromley School Project, XLCA	5.125%	9/15/20	1,155,000	1,198,428
University Lab School Project	6.125%	6/1/21	500,000	526,370	(a)
Denver, CO, Health & Hospital Authority	6.250%	12/1/16	710,000	769,590	(a)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	2,000,000	2,179,360
Pueblo, CO, Bridge Waterworks Water Revenue, Improvement, AGM	6.000%	11/1/14	1,765,000	1,806,442	(a)
SBC Metropolitan District, CO, GO, ACA	5.000%	12/1/25	750,000	745,208
Total Colorado				11,572,268
Connecticut — 2.1%
Connecticut State HEFA Revenue, Bristol Hospital	5.500%	7/1/21	2,000,000	1,915,600
Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA	6.375%	7/1/12	1,855,000	1,874,663	(b)
Total Connecticut				3,790,263
Florida — 5.6%
Citizens Property Insurance Corp., FL	5.000%	6/1/16	5,000,000	5,258,700
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	2,000,000	2,119,520

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	3

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Old Palm Community Development District, FL, Palm Beach Gardens	5.375%	5/1/14	$1,055,000	$ 966,770
Orange County, FL, Health Facilities Authority Revenue:
First Mortgage Healthcare Facilities	8.750%	7/1/11	275,000	277,145
Hospital Adventist Health Systems	6.250%	11/15/24	1,500,000	1,676,145	(a)
Total Florida				10,298,280
Georgia — 7.4%
Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC	5.250%	12/1/23	970,000	1,077,418	(a)
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	2,000,000	2,223,320
Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center	6.000%	1/1/17	650,000	661,876
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,063,800
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	1,000,000	1,112,310
Georgia Municipal Electric Authority:
Power Revenue, Refunding, AGM	5.000%	1/1/18	3,000,000	3,142,380
Power System Revenue	6.500%	1/1/12	215,000	229,940
Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC	5.000%	1/1/21	1,000,000	1,044,050
Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue	7.000%	7/1/11	1,895,000	1,963,409	(c)
Total Georgia				13,518,503
Illinois — 2.4%
Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart Corp. Project	6.600%	10/1/10	535,000	5	(d)
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,500,000	1,607,310	(b)
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	750,000	848,048	(c)
Illinois Development Finance Authority, Chicago Charter School Foundation Project A	5.250%	12/1/12	230,000	243,841	(c)
Illinois Finance Authority Revenue, Memorial Health System	5.250%	4/1/29	1,670,000	1,663,938
Illinois Health Facilities Authority Revenue, Methodist Medical Center of Illinois Project	9.000%	10/1/10	90,000	92,538	(c)
Total Illinois				4,455,680
Indiana — 2.8%
Ball State University, Indiana University Revenue, Student Fee, FGIC	5.750%	7/1/20	800,000	864,992	(a)
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	4,000,000	4,330,800	(e)
Total Indiana				5,195,792
Iowa — 0.8%
Iowa Finance Authority Health Care Facilities Revenue, Genesis Medical Center	6.250%	7/1/20	1,000,000	1,001,690
Muscatine, IA, Electric Revenue	9.700%	1/1/13	465,000	528,784	(c)
Total Iowa				1,530,474

See Notes to Financial Statements.

4	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Kansas — 1.5%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	$2,500,000	$2,692,175	(f)
Louisiana — 0.1%
Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna	8.000%	5/15/12	105,000	108,267	(c)
Maryland — 0.4%
Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, AGM	6.500%	7/1/13	710,000	749,455
Massachusetts — 3.7%
Lancaster, MA, GO, AMBAC	5.375%	4/15/17	1,130,000	1,194,523
Massachusetts State DFA Revenue:
Curry College, ACA	6.000%	3/1/20	470,000	473,680
VOA Concord, GNMA-Collateralized	6.700%	10/20/21	360,000	409,147	(a)
Massachusetts State HEFA Revenue:
Caritas Christi Obligation	6.500%	7/1/12	1,040,000	1,059,739
Caritas Christi Obligation	6.750%	7/1/16	835,000	873,343
Milford-Whitinsville Regional Hospital	6.500%	7/15/23	1,000,000	1,125,140	(a)
Winchester Hospital	6.750%	7/1/30	940,000	954,072	(a)
Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized	5.750%	6/20/17	755,000	755,423	(b)
Total Massachusetts				6,845,067
Michigan — 4.2%
Jenison, MI, Public Schools GO, Building and Site, FGIC	5.500%	5/1/20	1,000,000	1,045,880
Michigan State Housing Development Authority Rental Housing Revenue	5.250%	10/1/24	2,640,000	2,717,115
Michigan State, Hospital Finance Authority Revenue:
Oakwood Obligated Group	5.500%	11/1/18	1,000,000	1,032,530
Refunding, Hospital Sparrow Obligated	5.000%	11/15/12	500,000	535,810
Refunding, Hospital Sparrow Obligated	5.000%	11/15/14	1,190,000	1,296,719
Walled Lake, MI, Consolidated School District, NATL	5.000%	5/1/22	1,000,000	1,058,780
Total Michigan				7,686,834
Missouri — 1.7%
Lees Summit, MO, IDA, Health Facilities Revenue, John Knox Village	5.750%	8/15/11	405,000	430,705	(c)
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	2,500,000	2,651,450	(b)(f)
Nevada, MO, Waterworks Systems Revenue, AMBAC	10.000%	10/1/10	85,000	87,530	(c)
Total Missouri				3,169,685
Nevada — 2.3%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,237,400
New Hampshire — 3.9%
New Hampshire HEFA Revenue:
Covenant Health	6.500%	7/1/17	445,000	487,444	(a)
Covenant Health, Unrefunded Balance	6.500%	7/1/17	205,000	214,871
Healthcare Systems Covenant Health	5.000%	7/1/28	6,400,000	6,347,136
Total New Hampshire				7,049,451

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	5

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 5.6%
New Jersey EDA Revenue, Cigarette Tax	5.625%	6/15/17	$ 295,000	$ 295,177
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	2,000,000	2,344,420
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	4,000,000	4,265,680
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	3,000,000	3,270,210	(b)
Ringwood Borough, NJ, Sewer Authority Special Obligation	9.875%	7/1/13	90,000	98,386	(c)
Total New Jersey				10,273,873
New Mexico — 1.6%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/18	1,100,000	1,308,802
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/19	1,415,000	1,554,533
Total New Mexico				2,863,335
New York — 3.0%
New York City, NY, IDA, Civic Facilities Revenue, Community Hospital Brooklyn	6.875%	11/1/10	175,000	176,670
New York State Dormitory Authority, New York & Presbyterian Hospital, AGM	5.250%	2/15/24	3,025,000	3,215,363
New York State Thruway Authority Highway & Bridge Trust Fund Revenue, AMBAC	5.000%	4/1/21	2,000,000	2,178,040
Total New York				5,570,073
North Carolina — 1.0%
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	1,750,000	1,830,745
Ohio — 4.1%
American Municipal Power-Ohio Inc., Electricity Purchase Revenue	5.000%	2/1/13	2,000,000	2,101,500
Kettering, OH, City School District, School Improvement, AGM	5.000%	12/1/19	1,000,000	1,078,270
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.625%	6/1/18	1,000,000	1,084,610
Ohio State Water Development Authority Revenue:
Refunding, Safe Water Service	9.375%	12/1/10	110,000	114,883	(c)
Safe Water	9.000%	12/1/10	25,000	26,064	(c)
Ohio State, GO, Conservation Project	5.250%	9/1/13	3,010,000	3,120,015	(a)
Total Ohio				7,525,342
Pennsylvania — 5.7%
Conneaut, PA, School District, GO, AMBAC	9.500%	5/1/12	185,000	200,253	(c)
Harrisburg, PA, Parking Authority Parking Revenue, AGM	5.500%	5/15/20	1,000,000	1,095,460	(a)
Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian	5.500%	7/1/19	1,365,000	1,330,711
Pennsylvania State IDA Revenue, Economic Development, AMBAC	5.500%	7/1/21	1,000,000	1,055,010
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/27	2,000,000	2,074,440
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	1,000,000	1,064,880
Philadelphia, PA, Water & Wastewater, FGIC	5.250%	11/1/14	2,000,000	2,150,260

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pittsburgh, PA, School District GO, AGM	5.375%	9/1/16	$1,350,000	$ 1,547,829
Total Pennsylvania				10,518,843
Puerto Rico — 1.1%
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	2,000,000	2,077,560
Rhode Island — 0.5%
Central Falls, RI, GO, Radian	5.875%	5/15/15	1,000,000	843,740
South Carolina — 1.5%
Charleston, SC, Waterworks & Sewer Revenue	5.250%	1/1/16	1,445,000	1,487,295
Greenville County, SC, School District Installment Purchase, Revenue, Refunding, Building Equity	6.000%	12/1/21	1,100,000	1,251,481	(a)
Total South Carolina				2,738,776
South Dakota — 1.3%
Minnehana County, SD, GO, Limited Tax Certificates	5.625%	12/1/20	2,400,000	2,439,840	(a)
Tennessee — 3.6%
Jackson, TN, Water & Sewer Revenue	7.200%	7/1/12	115,000	117,487	(c)
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	6,570,000	6,416,328
Total Tennessee				6,533,815
Texas — 10.8%
Brazos River, TX, Harbor Navigation District, BASF Corp. Project	6.750%	2/1/12	800,000	800,000
Dallas-Fort Worth, TX, International Airport Revenue, Refunding, AGM	5.500%	11/1/20	1,000,000	1,052,220	(b)
El Paso County, TX, Housing Finance Corp., La Plaza Apartments, Subordinated	8.000%	7/1/30	255,000	236,127
El Paso County, TX, Housing Finance Corp., MFH Revenue, American Village Communities	6.250%	12/1/24	360,000	363,046
El Paso, TX, Water & Sewer Revenue:
Refunding & Improvement, AGM	6.000%	3/1/15	955,000	1,044,875	(a)
Refunding & Improvement, AGM, Unrefunded Balance	6.000%	3/1/15	45,000	48,587
Fort Worth, TX, Water & Sewer Revenue	5.625%	2/15/17	2,000,000	2,170,780	(a)
Harris County, TX, Hospital District Revenue, NATL	6.000%	2/15/15	1,000,000	1,010,970	(a)
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue, Deer Park Refining Project	4.700%	5/1/18	6,250,000	6,461,250
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	2,000,000	2,054,880
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	3,000,000	3,127,110
Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC	5.500%	10/1/19	1,000,000	1,112,350	(a)
Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt	10.250%	10/1/10	65,000	67,099	(c)
Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized	12.717%	6/3/10	175,000	203,252	(b)(e)(g)
Total Texas				19,752,546
Utah — 0.8%
Spanish Fork City, UT, Water Revenue:
AGM	5.500%	6/1/16	350,000	384,097	(a)
AGM, Unrefunded Balance	5.500%	6/1/16	1,135,000	1,160,549
Total Utah				1,544,646

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	7

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 2.5%
Pittsylvania County, VA, GO	5.500%	2/1/22	$ 540,000	$ 617,895
Pittsylvania County, VA, GO	5.500%	2/1/23	1,030,000	1,170,358
Pittsylvania County, VA, GO	5.600%	2/1/24	2,490,000	2,823,909
Total Virginia				4,612,162
Washington — 1.7%
Energy Northwest Washington Electric Revenue, Project No. 3, AGM	5.500%	7/1/18	2,000,000	2,116,240
Washington State Health Care Facilities Authority Revenue, Multicare Health System	5.750%	8/15/29	1,000,000	1,079,170
Total Washington				3,195,410
Wisconsin — 1.2%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,250,120	(b)
Total Investments Before Short-Term Investments (Cost — $174,679,928)				181,912,800
Short-Term Investments — 0.8%
Missouri — 0.6%
Missouri State HEFA, Educational Facilities Revenue, Rockhurst University, LOC-Bank of America NA	0.300%	6/1/10	1,200,000	1,200,000	(h)
Utah — 0.2%
Utah Transit Authority, Sales Tax Revenue, LOC-Fortis Bank SA	0.270%	6/1/10	300,000	300,000	(h)
Total Short-Term Investments (Cost — $1,500,000)				1,500,000
Total Investments — 100.0% (Cost — $176,179,928#)				183,412,800

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	The coupon payment on these securities is currently in default as of May 31, 2010.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2010.
(f)	Maturity date shown represents the mandatory tender date.
(g)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.
(h)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Community Development Authority
COP	— Certificate of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Intermediate Muni Fund Inc.

GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
INDLC	— Industrial Indemnity Company — Insured Bonds
LOC	— Letter of Credit — Insured Bonds
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance — Insured Bonds
RIBS	— Residual Interest Bonds
XLCA	— XL Capital Assurance Inc. — Insured Bonds

Summary of Investments by Industry*

Pre-refunded/escrowed to maturity	17.1%
Health care	15.4
Power	13.1
Industrial revenue	11.9
Local general obligation	7.7
Education	6.3
Solid waste/resource recovery	5.5
Transportation	4.8
Leasing	4.7
Other	4.4
Water & sewer	3.9
Special tax obligation	2.5
Housing	1.9
Short-term investments	0.8
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of May 31, 2010 and are subject to change.

Ratings table†

S&P/Moody’s/Fitch‡
AAA/Aaa	19.9%
AA/Aa	22.4
A	42.9
BBB/Baa	6.3
BB/Ba	1.6
B	0.5
A-1/VMIG1	0.8
NR	5.6
100.0%

†	As a percentage of total investments.
‡

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 9 and 10 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	9

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

10	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Bond ratings (unaudited) (cont’d)

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

May 31, 2010

Assets:
Investments, at value (Cost — $176,179,928)	$183,412,800
Cash	75,649
Interest receivable	3,063,147
Receivable for securities sold	635,000
Prepaid expenses	25,649
Total Assets	187,212,245

Liabilities:
Investment management fee payable	87,292
Directors’ fees payable	10,168
Distributions payable to auction rate cumulative preferred stockholders	5,255
Accrued expenses	88,033
Total Liabilities	190,748
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 5)	50,000,000
Total Net Assets	$137,021,497

Net Assets:
Par value ($0.001 par value; 14,033,161 shares issued and outstanding, 100,000,000 shares authorized)	$14,033
Paid-in capital in excess of par value	141,525,378
Undistributed net investment income	2,235,837
Accumulated net realized loss on investments	(13,986,623)
Net unrealized appreciation on investments	7,232,872
Total Net Assets	$137,021,497

Shares Outstanding	14,033,161

Net Asset Value	$9.76

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2010

Investment Income:
Interest	$4,581,303

Expenses:
Investment management fee (Note 2)	509,302
Legal fees	24,653
Directors’ fees	24,316
Audit and tax	20,972
Stock exchange listing fees	20,735
Transfer agent fees	20,504
Shareholder reports	14,676
Auction participation fees (Note 5)	12,412
Custody fees	3,520
Insurance	2,475
Miscellaneous expenses	6,061
Total Expenses	659,626
Net Investment Income	3,921,677

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	171,675
Change in Net Unrealized Appreciation/Depreciation From Investments	1,973,269
Net Gain on Investments	2,144,944
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 5)	(96,820)
Increase in Net Assets From Operations	$5,969,801

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended May 31, 2010 (unaudited), the Period Ended November 30, 2009 and the Year Ended December 31, 2008	2010	2009†	2008
Operations:
Net investment income	$3,921,677	$7,021,598	$7,729,783
Net realized gain (loss)	171,675	(1,619,916)	(2,292,192)
Change in net unrealized appreciation/depreciation	1,973,269	14,950,840	(14,243,880)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(96,820)	(277,014)	(1,703,574)
Increase (Decrease) in Net Assets From Operations	5,969,801	20,075,508	(10,509,863)

Distributions to Common Stock Shareholders From (Note 1):
Net investment income	(3,241,573)	(5,374,557)	(5,725,376)
Decrease in Net Assets From Distributions to Shareholders	(3,241,573)	(5,374,557)	(5,725,376)

Fund Share Transactions:
Reinvestment of distributions (377, 0 and 0 shares issued, respectively)	3,688	—	—
Increase in Net Assets From Fund Share Transactions	3,688	—	—
Increase (Decrease) in Net Assets	2,731,916	14,700,951	(16,235,239)

Net Assets:
Beginning of period	134,289,581	119,588,630	135,823,869
End of period*	$137,021,497	$134,289,581	$119,588,630
* Includes undistributed net investment income of:	$2,235,837	$1,652,553	$291,873

† For the period January 1, 2009 through November 30, 2009.

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2010[1]	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]	2004[3]

Net asset value, beginning of period	$9.57	$8.52	$9.68	$9.76	$9.66	$10.02	$10.26

Income (loss) from operations:
Net investment income	0.28	0.50	0.55	0.55	0.56	0.56	0.64
Net realized and unrealized gain (loss)	0.15	0.95	(1.18)	(0.07)	0.10	(0.27)	(0.23)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.02)	(0.12)	(0.14)	(0.12)	(0.09)	(0.04)
Total income (loss) from operations	0.42	1.43	(0.75)	0.34	0.54	0.20	0.37

Distributions paid to common stock shareholders from:
Net investment income	(0.23)	(0.38)	(0.41)	(0.42)	(0.44)	(0.56)	(0.61)
Total distributions	(0.23)	(0.38)	(0.41)	(0.42)	(0.44)	(0.56)	(0.61)

Net asset value, end of period	$9.76	$9.57	$8.52	$9.68	$9.76	$9.66	$10.02

Market price, end of period	$9.88	$9.07	$7.55	$8.66	$9.00	$8.60	$9.36
Total return, based on NAV[4],[5]	4.53%	17.50%	(7.56)%	3.89%	6.17%	2.41%	3.99%
Total return, based on Market Price[5]	11.65%	25.66%	(8.44)%	0.79%	9.97%	(2.40)%	(2.19)%

Net assets, end of period (millions)	$137	$134	$120	$136	$137	$136	$141

Ratios to average net assets based on common shares outstanding[6]:
Net expenses	0.97%[7]	1.09%[7]	1.12%	1.02%	1.14%[8]	1.23%[9]	1.14%[9]
Net expenses, excluding interest expense	0.97 [7]	1.09 [7]	1.12	1.02	1.03 [8]	1.12	1.07
Net investment income	5.80 [7]	5.97 [7]	5.89	5.67	5.82	5.89	6.34

Portfolio turnover rate	10%	16%	19%	26%	7%	18%	32%
Auction Rate Cumulative Preferred Stock[10]:
Total Amount Outstanding (000s)	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Asset Coverage Per Share	93,511	92,145	84,794	92,912	93,463	92,776	95,272
Involuntary Liquidating Preference Per Share[11]	25,000	25,000	25,000	25,000	25,000	25,000	25,000

1  For the six months ended May 31, 2010 (unaudited).

2  For the period January 1, 2009 through November 30, 2009.

3  For the year ended December 31.

4  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

7  Annualized.

8  Reflects fee waivers and/or expense reimbursements. Without these fee waivers and expense reimbursements the ratio for gross expenses and net expenses, excluding interest would have been 1.15% and 1.03%, respectively.

9  Ratios for 2004 through 2005 were changed to reflect a correction of an immaterial amount.

10  On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.

11  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†		$181,912,800	—	$181,912,800
Short-term investments†	—	1,500,000	—	1,500,000
Total investments	—	$183,412,800	—	$183,412,800

†  See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available

16	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s total assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(c) Concentration of credit risk. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report	17

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Operations under Directors’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of May 31, 2010, the Fund had accrued $6,473 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 18,371,438
Sales	20,353,540

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,356,415
Gross unrealized depreciation	(1,123,543)
Net unrealized appreciation	$7,232,872

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2010, the Fund did not invest in any derivative instruments.

5. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 1.142% to 11.347% during the year ended December 31, 2008, from 0.381% to 1.432% during the period ended November 30, 2009 and from 0.259% to 0.503% during the six months ended May 31, 2010. The weighted average dividend rates for the year ended December 31, 2008, the period ended November 30, 2009 and the six months ended May 31, 2010 were 3.499%, 0.610% and 0.388%, respectively. At December 31, 2008, November 30, 2009 and May 31, 2010 the dividend rates were 1.432%, 0.457% and 0.457%, respectively.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the

18	Western Asset Intermediate Muni Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2010, CGM earned $12,412 as a participating broker/dealer.

6. Distributions subsequent to May 31, 2010

On May 17, 2010, the Fund’s Board of Directors declared three dividends in the amount of $0.04 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

7. Capital loss carryforward

As of November 30, 2009, the Fund had a net capital loss carryforward of approximately $14,067,978, of which $3,184,235 expires in 2010, $569,469 expires in 2011, $3,529,445 expires in 2012, $2,162,105 expires in 2013 and $4,622,724 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Western Asset Intermediate Muni Fund Inc.	19

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on March 31, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Voted for	Common Shares Withheld	Preferred Shares Voted For	Preferred Shares Withheld
Carol L. Colman*	0	0	1,993	0
Paolo M. Cucchi	12,715,635	301,290	1,993	0
Jeswald W. Salacuse	12,700,622	316,303	1,993	0

* Ms. Colman has been designated as a Preferred Stock Director.

At May 31, 2010, in addition to Carol L. Colman, Paolo M. Cucchi and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Riordan Roett

20	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

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Western Asset

Intermediate Muni Fund Inc.

Directors	Western Asset Intermediate Muni Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadviser	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017-3909
Jeswald W. Salacuse
	Custodian	American Stock Exchange Symbol
Officers	State Street Bank and Trust Company	SBI
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, MA 02111
Kaprel Ozsolak
Chief Financial Officer	Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
John Chiota	New York, NY 10005
Identity Theft Protection Officer
Robert I. Frenkel	Auction agent
Secretary and Chief Legal Officer	Deutsche Bank
Thomas C. Mandia	60 Wall Street
Assistant Secretary	New York, NY 10005
Steven Frank
Treasurer
Jeanne M. Kelley
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•                  Information we receive from you on applications and forms, via the telephone, and through our websites;

•                  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•                  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010074 7/10 SR10-1125

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)   (1)   Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	August 4, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	August 4, 2010